PAGE 1
--------------------
Keystone Tax Free Fund
Seeks high current income, exempt from federal income taxes, while preserving capital by investing in high quality municipal bonds.

Dear Shareholder:

We are writing to report to you on the activities of Keystone Tax Free Fund for the twelve-month period which ended December 31, 1996. Following this letter, we have included a discussion with your Fund's manager discussing portfolio strategy.

Performance

For the twelve-month period, your Fund returned 3.15%. These results include price changes and reinvestment of dividends. The Lehman Municipal Bond Index--a widely recognized benchmark of municipal bond performance--returned 4.43% for the same twelve-month period.

  We were satisfied with your Fund's performance, which showed steady improvement in the second half of last year.

  Municipal bond yields rose by less than 1/4% in 1996. However, this modest year-over-year increase masks the wide fluctuations that occurred during the past twelve months.

  The municipal bond market experienced a period of adjustment in the first half of 1996. Interest rates reversed course quickly from the rally that had characterized much of the prior year, as investors responded to stronger than expected economic growth and anticipated rising inflation. The possibility of tax-reform and uncertainty regarding the national elections also caused municipal bond investors to exercise caution and push prices lower.

  Clearer economic and political trends began to emerge by mid-year, causing the market's tone to improve. Although economic growth was confirmed to be moderate--stronger than many investors had originally expected--inflation remained well-contained. Investors also grew more comfortable with political agendas as the campaign season got underway, and tax-law changes became increasingly less of a possibility. The municipal bond market rebounded from its earlier lows to generate a positive performance in the second half of the year.

Outlook

We enter 1997 with a cautiously optimistic outlook that municipal bond prices will be relatively stable. We expect the economy to continue to grow at a moderate rate and inflation to remain well-contained. While we continually monitor the political environment, currently there appear to be no issues that would have the impact of last year's potential tax-law changes and the national elections. Although short periods of price fluctuations could occasionally occur, for the most part we look for interest rates to move within a narrow range.

  Last year's municipal bond market performance also serves as a reminder that periods of adjustment are a natural part of the financial markets. As investors, we need to diversify our personal portfolios to help reduce the effects of temporary volatility. We also need to maintain a long-term perspective. Financial markets eventually stabilize; and total return builds over time.

PAGE 2
--------------------
Keystone Tax Free Fund

  We appreciate your continued support of Keystone funds. If you have any questions or comments about your investment, please feel free to write to us.

Sincerely,

/s/ Albert H. Elfner, III

Albert H. Elfner, III
Chairman
Keystone Investment Management Company

/s/ George S. Bissell

George S. Bissell
Chairman of the Board
Keystone Funds
                                             [photo]              [photo]
                                     Albert H. Elfner, III   George S. Bissell

February 1997

PAGE 3
--------------------

                              A Discussion With
                             Your Fund's Manager

                                   [photo]

               Betsy A. Hutchings is vice president and senior
       portfolio manager at Keystone specializing in tax-free municipal bonds. A professional with 17 years of investment experience, Ms.
        Hutchings is the portfolio manager of Keystone Tax Free Fund.

Q What does the Fund offer investors?

A Keystone Tax Free Fund is designed for tax-sensitive investors who seek capital preservation and a high level of current income that is exempt from federal income tax. For investors in certain tax situations, a portion of income may be subject to the federal alternative minimum tax (AMT). The Fund offers professional management and portfolio diversification. We believe these are important attributes since many investors do not have the time or resources to monitor credit quality, the economy and interest rates. Further, we think that professional management and diversification can reduce credit risk and enhance price stability.

Q How do you select securities for the Fund?

A Our management team employs an intensive research process, paying careful attention to credit quality and financial stability. We structure the portfolio with bonds that meet our high credit standards. Our holdings typically have the characteristics that we believe are necessary for good performance in the current and anticipated interest rate environment. We emphasize diversification and focus on maximizing the Fund's income.

Q What was the environment like for municipal bonds over the past twelve months?

A Municipal bond rates rose modestly in 1996. The interest rate environment was volatile in the first half of the year and favorable in the second half of 1996. The economy grew faster than expected in the first six months of 1996, causing concerns about future inflation. In addition to economic uncertainties, municipal bond investors prepared for the national elections and the possibility of tax-reform.

  In the second half of last year, the uncertainties became resolved and municipal bonds staged an impressive turnaround. The economy was confirmed to be growing at a moderate pace. Inflation remained well-contained. As the campaign season progressed, investors grew more comfortable with political agendas; and tax-reform became increasingly less likely.

  Other factors also helped shape the environment for municipal bonds. Although new issuance rose approximately 14% to $183 billion--its highest level since 1993 and demand from individuals was light, strong demand from insurance companies helped to create a stable balance in the supply/demand relationship. From a credit standpoint, upgrades exceeded downgrades and the yields of lower-rated bonds fell--pushing their prices higher--relative to higher-rated bonds. Municipal revenues were higher than past years and for the most part, state fund balances were healthy.

Fund Profile
Objective: Seeks high current income, exempt from federal income taxes, while preserving capital by investing in high quality municipal bonds.
Inception Date: April 12, 1977
Average Portfolio Quality: AA
Total assets: $1.56 billion

PAGE 4
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Keystone Tax Free Fund

Q How did you manage the Fund during this time?

A We shortened the Fund's average maturity and swapped out of lower yielding issues into higher yielding issues that we considered to be undervalued. We later focused on bonds whose primary component in total return, we believed would be price appreciation, rather than income. These bonds had coupons that ranged from 5% to 5.50%, and had maturities of 15-20 years. Throughout the year we emphasized call protection. In fact, as of December 31, 1996, approximately one-third of the Fund's net assets were non-callable.

  The Fund had a longer average maturity early in 1996, which had a negative effect on performance when interest rates became volatile. We shortened average maturity modestly as interest rates rose. This change, combined with the Fund's focus on bonds that emphasized price appreciation, resulted in the Fund's total return showing solid improvement throughout the rest of the year. The Fund posted a total return higher than that of the Lipper average for the fourth quarter. As of December 31, 1996, Keystone Tax Free Fund had an average maturity of just under 19 years. Average quality stood at AA.

Q What is your outlook for the next six months?

A We anticipate the overall economic and interest rate environment to be favorable for municipal bonds, but look for periods of volatility as we expect many investors to over-react to individual pieces of economic data. We expect the economy to continue on its path of moderate growth with low inflation. The political climate should also should be supportive. Voters have approved over $10 billion in new municipal bond issues for 1997 to improve infrastructures, particularly highways and schools. We believe new volume will increase at a rate between 8%-10% per year, over the next few years.

  We will continue to emphasize bonds that we believe maximize price appreciation and will seek to capitalize on situations that are undervalued. Over the long-term, we believe this strategy can provide investors with solid total returns and an attractive level of income that is exempt from federal income tax.

The Benefits of Tax Free Investing

                       Federal Tax Bracket
 ---------------   ---------------------------
                       31%(1)   36%(2)   39.6%(3)
 ---------------   ------    ------    -------
Tax Free Yield       Taxable Equivalent Yield
 ---------------   ---------------------------
5.0%                 7.25%    7.81%      8.28%
6.0%                 8.70%    9.38%      9.93%
7.0%                10.14%   10.94%     11.59%

The equivalent yield for a tax free yield of 6.0% is 9.38% for an investor in the 36% tax bracket. In other words, a tax free yield of 6.0% is equal to a taxable yield of 9.38% if you are in the 36% federal tax bracket.

(1) Single filers earning $53,501-$115,000; joint filers earning $89,151- $140,000.
(2) Single filers earning $115,001-$250,000; joint filers earning $140,001- $250,000.
(3) Single filers earning over $250,000; joint filers earning over $250,000.

                                  [diamond]
                      This column is intended to answer
              questions about your Fund. If you have a question
                  you would like answered, please write to:
                 Evergreen Keystone Investment Services, Inc.
                 Attn: Shareholder Communications, 22nd Floor
            200 Berkeley Street, Boston, Massachusetts 02116-5034.

PAGE 5
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Your Fund's Performance

Growth of an investment in
Keystone Tax Free Fund

        [mountain chart]

In Thousands

          Initial        Reinvested
          Investment     Distributions

12/86     10,000         10,000
           9,152          9,986
12/88      9,253         11,074
           9,118         12,083
12/90      8,937         12,888
           9,129         14,280
12/92      9,095         15,358
           9,186         17,072
12/94      8,032         15,819
           8,891         18,447
12/96      8,722         19,027


A $10,000 investment in Keystone Tax Free Fund made on December 31, 1986 with all distributions reinvested was worth $19,027 on December 31, 1996. Past performance is no guarantee of future results.

Twelve-Month Performance           as of December 31, 1996

Total return*                                        3.15%
Net asset value                       12/31/95      $7.86
                                      12/31/96      $7.71
Dividends                                           $0.39
Capital gains                                        None

* Before deduction of any contingent deferred sales charge (CDSC).



Historical Record                  as of December 31, 1996

                                        If you   If you did
Cumulative total return               redeemed   not redeem

1-year                                  0.21%        3.15%
5-year                                 33.24%       33.24%
10-year                                90.27%       90.27%
Average annual total return
1-year                                  0.21%        3.15%
5-year                                  5.91%        5.91%
10-year                                 6.64%        6.64%


The "if you redeemed" returns reflect the deduction of the 3% CDSC for those investors who sold Fund shares after one calendar year. Investors who retained their fund investment earned the returns reported in the second column of the table.

 The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

 You may exchange your shares for another Keystone fund by phone or in writing. You may also exchange funds using Keystone's Automated Response Line
(KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 6
--------------------
Keystone Tax Free Fund

Growth of an Investment

Comparison of change in value of a $10,000 investment in Keystone Tax Free Fund, the Lehman Municipal Bond Index and the Consumer Price Index.

In Thousands                       December 31, 1986 through December 31, 1996

         Fund Average
     Annual Total Return
---------------------------
1 Year    5 Year    10 Year
0.21%     5.91%     6.64%

                [line chart]

                    Lehman Municipal    Consumer
                    Bond Index          Price Index
          Fund      (LMBI)              (CPI)
12/86     10,000    10,000              10,000
           9,986    10,150              10,441
12/88     11,074    11,179              10,903
          12,083    12,385              11,409
12/90     12,888    13,288              12,105
          14,280    14,901              12,476
12/92     15,358    16,215              12,836
          17,072    18,206              13,190
12/94     15,819    17,269              13,542
          18,447    20,285              13,886
12/96     19,027    21,183              14,348

Past performance is no guarantee of future results. The one-year return reflects the deduction of the Fund's 3% contingent deferred sales charge for shares held for at least one year. CPI is through

This chart graphically compares your Fund's performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of three lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Tax Free Fund

Your fund seeks current income, exempt from federal income taxes, while preserving capital by investing in high quality municipal bonds. The return is quoted after deducting contingent deferred sales charges (if applicable), fund expenses, and transaction costs and assumes reinvestment of all distributions.

2. Lehman Municipal Bond Index (LMBI)

The LMBI is a broad-based, unmanaged market index of securities issued by state and local governments. It represents the price change and coupon income of several thousand securities with various maturities and qualities. Securities are selected and compiled by Lehman Brothers, Inc. according to criteria that may be unrelated to your Fund's investment objective.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

  These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

  This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

PAGE 7
--------------------


Limitations of the Chart

 The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

  Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or of a certain company size. Indexes usually do not have the same investment restrictions as your fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the index does not take into account any deductions for sales charges, transactions costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several MeasuresKeystone Tax Free Fund

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run perfomance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

PAGE 8
--------------------
Keystone Tax Free Fund

                                 Glossary of
                              Mutual Fund Terms

  MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

  PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

  STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

  BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

  CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

  MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short-term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

  NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

  DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

  TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

  SHORT-TERM--An investment with a maturity of one year or less.

  LONG-TERM--An investment with a maturity of greater than one year.

  AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

  OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 9
--------------------

SCHEDULE OF INVESTMENTS--December 31, 1996

                                                              Coupon     Maturity     Principal        Market
                                                               Rate        Date         Amount          Value
----------------------------------------------------------    ------    ----------    ----------   --------------
MUNICIPAL BONDS (98.0%)
ALABAMA
  Alabama Agricultural and Mechanic University (MBIA)         6.500%    11/01/2025   $ 2,035,000     $ 2,208,626
  Alabama Housing Finance Authority, Single Family,
    Collateralized Home Mortgage, Series D1                   6.000     10/01/2016     2,065,000       2,089,945
  Mobile, Alabama, Industrial Development Board, Solid
    Waste Disposal, Mobile Energy Services Company Project    6.950     01/01/2020     3,500,000       3,681,790
ALASKA
  Alaska Energy Authority, Utilities Revenue, Linked
    Bulls/Bears Floaters (FGIC) (d)                           6.600     07/01/2015    15,000,000      16,346,550
  Alaska State Housing Finance Corporation, Collateralized
    Home Mortgage, Series A                                   8.000     12/01/2013       405,000         419,835
  North Slope Borough, Alaska, General Obligation, Series
    A (MBIA)                                                  5.900     06/30/2003     3,000,000       3,171,030
  Valdez, Alaska, Marine Terminal Revenue, Union Alaska
    Pipeline Company Project                                  6.200     05/01/2008     3,000,000       3,007,620
ARIZONA
  Central Arizona, Water Conservation District, Contract
    Revenue, Central Arizona Project, Series A                5.500     11/01/2008     4,250,000       4,369,467
  Central Arizona, Water Conservation District, Contract
    Revenue, Central Arizona Project, Series A                5.500     11/01/2009    11,000,000      11,267,190
  Chandler, Arizona, Water and Sewer Revenue (FGIC)           6.750     07/01/2006       850,000         920,193
  Maricopa County, Arizona, Elementary School District
    #008, Osborn Refunding (MBIA)                             7.500     07/01/2007     2,000,000       2,410,100
  Maricopa County, Arizona, Elementary School District
    #068, Series A (AMBAC)                                    6.750     07/01/2014     3,750,000       4,180,537
  Maricopa County, Arizona, Unified School District (MBIA)    8.125     01/01/2010     6,000,000       6,918,060
  Northern Arizona University, College and University
    Revenue (FGIC)                                            6.300     06/01/2005     2,770,000       2,980,742
  Pima County, Arizona, Industrial Development Authority,
    Health Care Corporation Revenue (MBIA)                    8.000     07/01/2013       370,000         396,337
  Pima County, Arizona, Unified School District, Tucson
    Refunding (FGIC)                                          7.500     07/01/2003     2,030,000       2,356,769
  Santa Cruz County, Arizona, Unified School District,
    Capital Appreciation (AMBAC) (effective yield 5.95%)
    (b)                                                       0.000     01/01/2008     1,100,000         621,115
  Santa Cruz County, Arizona, Unified School District,
    Capital Appreciation (AMBAC) (effective yield 5.95%)
    (b)                                                       0.000     07/01/2008     1,100,000         605,187
ARKANSAS
  Arkansas State Development Finance Authority, Single
    Family Mortgage Revenue Refunding                         8.000     08/15/2011     1,985,000       2,127,920
CALIFORNIA
  California Educational Facilities Authority, Stanford
    University Project, Series H                              5.000     01/01/2015       250,000         234,938
  California Health Facilities Financing, St. Francis
    Medical Center, Series A                                  5.500     10/01/2009       200,000         207,158
  California Housing Finance Agency, Revenue Bonds, Home
    Mortgage, Series H                                        6.250     08/01/2027     2,000,000       2,019,520

                                                                                            (continued on next page)


PAGE 10
--------------------
Keystone Tax Free Fund

SCHEDULE OF INVESTMENTS--December 31, 1996

                                                              Coupon     Maturity     Principal        Market
                                                               Rate        Date         Amount          Value
----------------------------------------------------------    ------    ----------    ----------   --------------
CALIFORNIA (continued)
  California State Department of Water Reserves, Series O     5.000%    12/01/2022   $ 6,360,000     $ 5,825,251
  California State Public Works Board, Lease Department
    Correctional State Prison, Series E                       5.500     06/01/2015     3,700,000       3,652,973
  California State Public Works Board, Various California
    University Projects, Series B                             5.500     06/01/2019       350,000         333,515
  East Bay, California, Municipal Utility District,
    Wastewater Treatment System Revenue (FGIC)                5.000     06/01/2026     3,500,000       3,213,175
  Eden Township, California, Hospital District Revenue        7.400     11/01/2019     5,615,000       5,904,509
  Los Angeles, California, Transportation Commission,
    Series A (MBIA)                                           6.250     07/01/2013     6,800,000       7,139,184
  Metropolitan Water District, Southern California
    Waterworks Revenue, Series B                              4.750     07/01/2021     6,000,000       5,346,540
  Oakland, California, Revenue Refunding, Series A (FGIC)     7.600     08/01/2021     4,265,000       4,565,427
  San Francisco, California, City and County Airport
    Commission, International Airport Revenue, Second
    Series, Issue 12B (FGIC)                                  5.625     05/01/2021     5,000,000       4,970,300
  Southern California Public Power Authority, Transmission
    Project Revenue (FGIC) (effective yield 5.93%) (b)        0.000     07/01/2015    10,000,000       3,431,500
  Walnut Valley, California, Unified School District,
    Series A (MBIA)                                           6.000     08/01/2014       190,000         202,361
COLORADO
  Arapahoe County, Colorado, Single Family Mortgage
    Revenue, Capital Appreciation, Series A (effective
    yield 6.00%) (b)                                          0.000     09/01/2010     4,000,000       1,825,240
  City and County of Denver, Colorado, Airport System,
    Series A                                                  7.000     11/15/1999     2,000,000       2,120,980
  City and County of Denver, Colorado, Airport System,
    Series A                                                  7.500     11/15/2023     6,625,000       7,376,540
  City and County of Denver, Colorado, Airport System,
    Series A                                                  8.500     11/15/2023     7,750,000       8,909,943
  City and County of Denver, Colorado, Airport System,
    Series A                                                  8.750     11/15/2023    23,830,000      28,280,967
  City and County of Denver, Colorado, Airport System,
    Series A                                                  8.000     11/15/2025       525,000         594,142
  City and County of Denver, Colorado, Airport System,
    Series B                                                  7.250     11/15/2012     3,500,000       3,829,140
  City and County of Denver, Colorado, Airport System,
    Series C                                                  6.650     11/15/2005     5,980,000       6,362,840
  City and County of Denver, Colorado, Airport System,
    Series C                                                  5.600     11/15/2011     5,000,000       4,963,450
  City and County of Denver, Colorado, Airport System,
    Series C                                                  6.000     12/01/2025     5,000,000       5,019,400
  City and County of Denver, Colorado, Airport System,
    Series D                                                  7.750     11/15/2013     7,100,000       8,733,000
  City and County of Denver, Colorado, Airport System,
    Series D                                                  7.750     11/15/2021    12,250,000      13,593,825
  Colorado Health Facilities Authority, Sisters Charity
    Health Care,
    Series A (MBIA)                                           6.250     05/15/2009     1,880,000       2,061,213
  El Paso County, Colorado, School District #11, Colorado
    Springs                                                   6.500     12/01/2012     2,310,000       2,588,817
  El Paso County, Colorado, School District #11, Colorado
    Springs                                                   7.100     12/01/2013     2,000,000       2,371,120
  El Paso County, Colorado, School District #11, Colorado
    Springs                                                   7.100     12/01/2016     1,000,000       1,190,880
  Larimer County, Colorado, School District (MBIA)            7.000     12/15/2016     2,250,000       2,736,923
CONNECTICUT
  Connecticut State Special Tax Obligation, Series B          6.500     10/01/2012     1,600,000       1,786,256
  Connecticut State Resources Recovery Authority,
    Bridgeport Resco Company Project                          8.500     01/01/2000     1,375,000       1,424,692


PAGE 11
--------------------


SCHEDULE OF INVESTMENTS--December 31, 1996

                                                              Coupon     Maturity     Principal        Market
                                                               Rate        Date         Amount          Value
----------------------------------------------------------    ------    ----------    ----------   --------------
DELAWARE
  Delaware State Health Facilities Authority, Medical
    Center of Delaware (MBIA)                                 7.000%    10/01/2015   $ 1,600,000     $ 1,712,064
  Delaware State Housing Authority Revenue, Residential
    Mortgage, Series A                                        9.375     06/01/2012       120,000         120,334
FLORIDA
  Broward County, Florida, Professional Sports Facilities
    Tax Revenue, Series A (MBIA)                              5.625     09/01/2028     2,500,000       2,477,075
  Broward County, Florida, Resource Recovery, South
    Project                                                   7.950     12/01/2008     8,400,000       9,238,572
  City of Tarpon Springs Health Facilities Authority,
    Florida, Hospital Refunding, Tarpon Springs Hospital
    Foundation, Inc.,                                         8.750     05/01/2012       500,000         526,825
  Dade County, Florida, General Obligation (FGIC)             5.125     10/01/2016     7,650,000       7,322,886
  Dade County, Florida, Solid Waste System, Special
    Obligation Revenue (AMBAC)                                5.250     10/01/2004     2,025,000       2,074,127
  Escambia County, Florida, Pollution Control Revenue,
    Champion International Corporation Project                6.400     09/01/2030     2,500,000       2,530,400
  Florida Housing Finance Agency, GNMA Collateralized Home
    Mortgage                                                  8.000     12/01/2020       640,000         673,856
  Florida State, Bond Finance Department, Environmental
    Preservation                                              5.250     07/01/2010     5,925,000       5,914,809
  Florida State, Jacksonville Transportation Authority        9.200     01/01/2015     3,580,000       4,859,492
  Hillsborough County, Florida, Housing Finance Agency,
    Single Family Mortgage Revenue                            7.300     04/01/2022       495,000         511,167
  Indian River County, Florida, Water and Sewer Revenue
    (FGIC)                                                    5.250     09/01/2020     2,860,000       2,758,642
  Jacksonville, Florida, Health Facilities Authority, New
    Children's Hospital (MBIA)                                7.000     06/01/2021     1,800,000       1,971,036
  Lakeland, Florida, Electric and Water Revenue               5.625     10/01/2036     4,000,000       3,942,600
  Lee County, Florida, Hospital Board of Directors,
    Hospital Revenue, Linked RIBs/SAVRs (d)                   6.350     03/26/2020    12,500,000      13,028,375
  Lee County, Florida, Solid Waste System, Series B           7.000     10/01/2011       300,000         330,732
  Martin County, Florida, Industrial Development
    Authority, Indiantown Cogeneration Project--Series A      7.875     12/15/2025     9,000,000      10,260,180
  Orlando-Orange County, Florida, Expressway Authority        8.250     07/01/2014     3,000,000       3,960,330
  Orlando-Orange County, Florida, Expressway Authority
    (FGIC)                                                    8.250     07/01/2015     2,960,000       3,918,803
  Palm Beach County, Florida, Health Revenue, John F.
    Kennedy Hospital                                          9.500     08/01/2013     2,985,000       3,859,665
  Palm Beach County, Florida, Solid Waste Industrial
    Development, Okeelanta Power Project                      6.700     02/15/2015     3,000,000       2,764,890
  Palm Beach County, Florida, Solid Waste Industrial
    Development, Okeelanta Power Project                      6.850     02/15/2021     7,500,000       6,964,125
  Palm Beach County, Florida, Solid Waste, Osceola Power
    Project, Series A                                         6.950     01/01/2022     7,500,000       7,042,575
  St. Petersburg, Florida, Health Facilities Authority
    (MBIA)                                                    7.000     12/01/2015     3,250,000       3,588,683
  Sunrise, Florida, Utility Systems Revenue, Series A
    (AMBAC)                                                   5.750     10/01/2026     9,000,000       9,026,640
  Tampa, Florida, Allegheny Health Systems                    6.500     12/01/2023       500,000         550,155
  Tampa, Florida, Guaranteed Entitlement, Series A            8.375     10/01/2008     3,145,000       3,367,760
  Tampa, Florida, Subordinate Guaranteed Entitlement,
    Series B (Pre-refunded)                                   8.500     10/01/2018     1,825,000       1,958,042

                                                                                            (continued on next page)

PAGE 12
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Keystone Tax Free Fund

SCHEDULE OF INVESTMENTS--December 31, 1996

                                                              Coupon     Maturity     Principal        Market
                                                               Rate        Date         Amount          Value
----------------------------------------------------------    ------    ----------    ----------   --------------
GEORGIA
  Forsyth County, Georgia, School District                    6.750%    07/01/2016   $ 3,000,000     $ 3,465,000
  Georgia Municipal Electric Authority Power Revenue,
    Series B                                                  6.375     01/01/2016     9,800,000      10,716,986
  Georgia State, General Obligation, Series B                 6.800     03/01/2011    10,000,000      11,595,900
  Georgia State, General Obligation, Series C                 5.250     04/01/2011    11,700,000      11,763,180
  Georgia State, General Obligation, Series D                 6.700     08/01/2010     1,500,000       1,725,960
  Metropolitan Atlanta Rapid Transit Authority, Georgia,
    Sales Tax Revenue, Series P (AMBAC)                       6.250     07/01/2011     4,255,000       4,700,371
HAWAII
  Hawaii State Department of Budget and Finance, Special
    Purpose Revenue, Hawaii Electric Company (MBIA)           7.375     12/01/2020     8,000,000       8,776,560
IDAHO
  Idaho Housing Finance Authority, Single Family Mortgage
    Bonds, Series D-1                                         8.000     01/01/2020     1,110,000       1,182,827
ILLINOIS
  Chicago, Illinois, Gas Supply Revenue, People's Gas
    Light and Coke Company, Series A                          8.100     05/01/2020    15,860,000      17,552,421
  Cook County, Illinois, General Obligation, District
    Number 508, Lease Certificates, Series C (MBIA)           7.700     12/01/2005     5,970,000       7,061,734
  Illinois Development Finance Authority, Pollution
    Control Revenue Refunding, Commonwealth Edison Company
    Project, Series D                                         6.750     03/01/2015     4,000,000       4,379,280
  Illinois State, Sales Tax, Series P                         6.500     06/15/2022     9,000,000      10,042,290
  Kankakee, Illinois, Sewer Revenue (FGIC)                    6.875     05/01/2011     2,965,000       3,260,018
  Metropolitan Fair and Exposition Authority, Illinois,
    Series A                                                  5.000     06/01/2015     3,000,000       2,717,310
  Metropolitan Pier and Exposition Authority, Illinois,
    Dedicated State Tax Revenue, McCormick Place Expansion
    Project (FGIC) (effective yield 6.70%) (b)                0.000     06/15/2015    19,440,000       6,736,349
  Metropolitan Pier and Exposition Authority, Illinois,
    Dedicated State Tax Revenue, McCormick Place Expansion
    Project (MBIA) (effective yield 6.60%) (b)                0.000     06/15/2013     5,625,000       2,204,212
  Metropolitan Pier and Exposition Authority, Illinois,
    McCormick Place Expansion Project                         7.250     06/15/2005    10,180,000      11,670,352
  Quincy, Illinois, Blessing Hospital Revenue                 6.000     11/15/2018     4,950,000       4,813,727
INDIANA
  Indianapolis, Indiana, Local Public Improvement Bond
    Bank, Series 1992D                                        6.750     02/01/2020     2,000,000       2,142,600
KANSAS
  Burlington, Kansas, Pollution Control, Kansas Gas and
    Electric Company (MBIA)                                   7.000     06/01/2031     2,000,000       2,202,580
KENTUCKY
  Carroll County, Kentucky, Kentucky Utility Company,
    Series A                                                  7.450     09/15/2016     8,000,000       9,073,200
  Jefferson County, Kentucky, Hospital Revenue, Linked
    ACES/Inverse Floaters (MBIA) (d)                          6.435     10/23/2014     6,000,000       6,311,580


PAGE 13
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SCHEDULE OF INVESTMENTS--December 31, 1996

                                                              Coupon     Maturity     Principal        Market
                                                               Rate        Date         Amount          Value
----------------------------------------------------------    ------    ----------    ----------   --------------
KENTUCKY (continued)
  Kentucky Housing Corporation, Housing Revenue Bond,
    Series C                                                  7.900%    01/01/2021   $ 4,610,000     $ 4,857,050
  Trimble County, Kentucky, Pollution Control, Louisville
    Gas and Electric Company                                  7.625     11/01/2020     2,725,000       3,009,735
  Trimble County, Kentucky, Pollution Control, Louisville
    Gas and Electric Company, Series A (Pre-refunded)         7.625     11/01/2020       545,000         612,275
LOUISIANA
  Louisiana Public Facilities Authority, Hospital Revenue,
    Woman Hospital Foundation Project                         7.250     10/01/2022     1,750,000       1,869,000
  New Orleans, Louisiana, Capital Appreciation (AMBAC)
    (effective yield 5.77%) (b)                               0.000     09/01/2011     5,000,000       2,210,150
  New Orleans, Louisiana, Capital Appreciation (AMBAC)
    (effective yield 5.82%) (b)                               0.000     09/01/2012     4,700,000       1,944,108
  New Orleans, Louisiana, Capital Appreciation (AMBAC)
    (effective yield 6.05%) (b)                               0.000     09/01/2014     6,960,000       2,549,866
  Orleans Parish, Louisiana, School Board (ETM)               9.050     02/01/2010     5,175,000       6,870,485
  Orleans Parish, Louisiana, School Board, Refunding
    Bonds, Series B                                           5.200     02/01/2014     3,000,000       2,893,530
  Ouachita Parish, Louisiana, Louisiana Hospital Service
    Revenue, Glenwood Regional Medical Center                 7.500     07/01/2021     2,000,000       2,265,280
MAINE
  Maine State Housing Authority, Mortgage Purchase,
    Series A3                                                 7.800     11/15/2015     2,580,000       2,643,881
  Regional Waste System, Maine, Solid Waste Resources
    Recovery Revenue                                          8.150     07/01/2011     2,500,000       2,706,150
MARYLAND
  Maryland State Community Development Administration,
    Multi-Family Housing                                      8.750     05/15/2012     3,345,000       3,363,732
  Maryland State and Local Facilities Loan, 3rd Series        5.000     10/15/2010    11,250,000      11,055,938
MASSACHUSETTS
  Lawrence, Massachusetts, General Obligation (AMBAC)         6.250     02/15/2009       550,000         592,564
  Massachusetts Bay Transportation Authority, Refunding,
    General Transportation Systems, Series A                  7.000     03/01/2008     4,550,000       5,266,625
  Massachusetts Bay Transportation Authority, General
    Transportation Systems, Series A                          7.000     03/01/2007     5,000,000       5,775,650
  Massachusetts Bay Transportation Authority, Series A        7.000     03/01/2011     6,110,000       7,105,808
  Massachusetts Bay Transportation Authority, Series A        6.250     03/01/2012     7,600,000       8,309,232
  Massachusetts Bay Transportation Authority, Series B        6.200     03/01/2016     2,125,000       2,315,506
  Massachusetts Bay Transportation Authority, Series B        5.250     03/01/2020     4,500,000       4,302,315
  Massachusetts Industrial Finance Agency, Harvard
    Community Health Plan, Incorporated, Series B             8.125     10/01/2017    13,750,000      14,602,362
  Massachusetts Industrial Finance Agency, Solid Waste
    Disposal Revenue, Senior Lien, Massachusetts Recycling
    Association, Series A                                     9.000     08/01/2016     8,000,000       4,000,000
  Massachusetts Municipal Wholesale Electric, Power Supply
    Systems Revenue, Series B                                 6.750     07/01/2008     6,050,000       6,465,393
  Massachusetts State Consumer Loan, Series B (FGIC)          5.500     06/01/2012     6,385,000       6,438,762

                                                                                            (continued on next page)

PAGE 14
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Keystone Tax Free Fund

SCHEDULE OF INVESTMENTS--December 31, 1996

                                                              Coupon     Maturity     Principal        Market
                                                               Rate        Date         Amount          Value
----------------------------------------------------------    ------    ----------    ----------   --------------
MASSACHUSETTS (continued)
  Massachusetts State, General Obligation, Consolidated
    Loan, Series C (FGIC)                                     6.600%    11/01/2008   $ 8,000,000     $ 8,952,960
  Massachusetts State Health and Educational Facilities
    Authority, Brigham & Women's Hospital (MBIA)              6.750     07/01/2024     2,000,000       2,159,400
  Massachusetts State Health and Educational Facilities
    Authority, Capital Asset Program (MBIA)                   7.300     10/01/2018     2,000,000       2,181,040
  Massachusetts State Health and Educational Facilities
    Authority, Massachusetts General Hospital, Series F
    (AMBAC)                                                   6.250     07/01/2012     5,000,000       5,457,200
  Massachusetts State Health and Educational Facilities
    Authority, McLean Hospital Issue, Series C                6.500     07/01/2010       500,000         539,710
  Massachusetts State Health and Educational Facilities
    Authority, Milton Hospital, Series B                      7.250     07/01/2005       700,000         767,494
  Massachusetts State Health and Educational Facilities
    Authority, New England Deaconess Hospital                 6.875     04/01/2022       500,000         527,665
  Massachusetts State Health and Educational Facilities
    Authority, New England Deaconess Hospital (AMBAC)         6.875     04/01/2022     2,980,000       3,252,640
  Massachusetts State, Water Pollution Abatement Trust,
    Pooled Loan Program, Series 2                             6.125     02/01/2008        85,000          92,837
  Massachusetts State Water Resources Authority, Series A     7.125     04/01/2000     1,500,000       1,620,480
  Massachusetts State Water Resources Authority, Series A
    (MBIA)                                                    6.000     08/01/2014     1,500,000       1,549,140
  Massachusetts State Water Resources Authority, Series B     4.000     12/01/2018    19,870,000      15,353,748
  Massachusetts State Water Resources Authority, Series B
    (MBIA)                                                    5.000     12/01/2016       250,000         233,490
MICHIGAN
  Monroe County, Michigan, Economic Development
    Corporation, Detroit Edison Company (FGIC)                6.950     09/01/2022     9,500,000      11,383,850
  Okemos, Michigan, Public School District, Series I
    (effective yield 7.35%) (b)                               0.000     05/01/2021    51,525,000      11,080,966
  Romulus, Michigan, Community Schools, Capital
    Appreciation, Series I (effective yield 8.02%) (b)        0.000     05/01/2017    39,490,000      11,206,472
  West Ottawa, Michigan, Public School District, Capital
    Appreciation (effective yield 7.55%) (b)                  0.000     05/01/2015    35,490,000      11,505,148
MINNESOTA
  Dakota County, Minnesota, Single Family Mortgage            8.100     09/01/2012     1,285,000       1,344,611
  Minnesota State Housing Finance Agency, Single Family
    Mortgage, Series D                                        8.000     01/01/2023     1,385,000       1,434,625
MISSISSIPPI
  Harrison County, Mississippi, Wastewater Treatment
    Management                                                8.500     02/01/2013     1,000,000       1,352,510
MISSOURI
  Kansas City, Missouri, Municipal Assistance Corporation,
    Refunding Leasehold, H Roe Bartle, Revenue Bonds,
    Series A                                                  5.000     04/15/2020    11,500,000      10,663,720
  Missouri State Health and Educational Facilities
    Authority, Barnes Jewish Hospital (MBIA)                  5.150     05/15/2010     5,000,000       4,908,150


PAGE 15
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SCHEDULE OF INVESTMENTS--December 31, 1996

                                                              Coupon     Maturity     Principal        Market
                                                               Rate        Date         Amount          Value
----------------------------------------------------------    ------    ----------    ----------   --------------
MISSOURI (continued)
  Missouri State Housing Development Commission, Mortgage
    Revenue, Single Family, Series B                          6.450%    09/01/2027   $ 1,000,000     $ 1,018,750
  University of Missouri, University Improvement Systems
    Facilities                                                5.500     11/01/2023        25,000          24,693
NEBRASKA
  Nebraska Higher Education Loan Program                      6.450     06/01/2018     8,320,000       8,643,981
NEVADA
  Clark County, Nevada, School District, Series A (MBIA)      6.750     03/01/2007     3,000,000       3,245,370
  Clark County, Nevada, Series A (AMBAC)                      7.500     06/01/2009     6,000,000       7,203,780
NEW HAMPSHIRE
  New Hampshire Higher Education & Health Facilities
    Authority, Frisbie Memorial Hospital, Revenue Bonds       6.125     10/01/2013     8,155,000       8,136,325
NEW JERSEY
  Camden County, New Jersey, Municipal Utilities
    Authority, Sewer Revenue                                  5.125     07/15/2017     4,650,000       4,343,890
  Gloucester County, New Jersey Improvement Authority,
    Solid Waste Resource Recovery Revenue, Gloucester
    County Project A                                          8.125     07/01/2010     1,000,000       1,027,070
  New Jersey Health Care Facilities Financing Authority,
    Jersey Shore Medical Center (AMBAC)                       6.125     07/01/2012     1,000,000       1,036,460
  New Jersey Health Care Facilities Financing Authority,
    Kimball Medical Center, Series C                          8.000     07/01/2013     3,000,000       3,211,530
  New Jersey Health Care Facilities Financing Authority,
    St. Elizabeth's Hospital, Series B                        7.750     07/01/1998     1,200,000       1,227,876
NEW MEXICO
  Albuquerque, New Mexico, Joint Water and Sewer System
    Revenue, Series A (FGIC) (effective yield 6.90%) (b)      0.000     07/01/2008     2,950,000       1,590,581
  City of Albuquerque, New Mexico, Hospital System,
    Series A (MBIA)                                           6.375     08/01/2007     1,500,000       1,613,190
  New Mexico Educational Assistance Foundation, Series B      6.300     12/01/2004     2,225,000       2,401,687
  University of New Mexico, University Revenues,
    Subordinate Lien (MBIA)                                   5.375     06/01/2026     3,750,000       3,598,012
NEW YORK
  Battery Park City Authority, New York, Junior Bonds,
    Series A (AMBAC)                                          5.500     11/01/2029     2,000,000       1,946,920
  Metropolitan Transportation Authority, New York,
    Dedicated Tax Fund, Series A (MBIA)                       5.500     04/01/2015     4,500,000       4,493,925
  Metropolitan Transportation Authority, New York,
    Dedicated Tax Fund, Series A (MBIA)                       5.250     04/01/2026    10,250,000       9,751,338
  New York City, New York, City Municipal Water Finance
    Authority, Water & Sewer System, Revenue Bonds,
    Series B (MBIA)                                           5.750     06/15/2026    10,000,000      10,041,600
  New York City, New York, City Municipal Water Finance
    Authority, Water and Sewer System Revenue (FGIC)          7.000     06/15/2015     4,270,000       4,672,618
  New York City, New York, City Municipal Water Finance
    Authority, Water and Sewer System Revenue, Series B       5.875     06/15/2026     7,500,000       7,501,200
  New York City, New York, General Obligation, Fiscal
    1992, Series A                                            5.875     03/15/2011     6,000,000       5,881,620

                                                                                            (continued on next page)

PAGE 16
--------------------
Keystone Tax Free Fund

SCHEDULE OF INVESTMENTS--December 31, 1996

                                                              Coupon     Maturity     Principal        Market
                                                               Rate        Date         Amount          Value
----------------------------------------------------------    ------    ----------    ----------   --------------
NEW YORK (continued)
  New York City, New York, General Obligation, Fiscal
    1992, Series A                                            7.750%    08/15/2014   $ 5,125,000     $ 5,885,038
  New York City, New York, General Obligation, Prerefunded
    Balance, Series A                                         7.750     08/15/2008     8,475,000       9,712,774
  New York City, New York, General Obligation, Refunding,
    Series A (FGIC)                                           5.750     08/01/2010       400,000         405,104
  New York City, New York, General Obligation, Series E
    (FGIC)                                                    6.000     08/01/2016     4,500,000       4,620,960
  New York City, New York, General Obligation, Unrefunded
    Balance, Series A                                         7.750     08/15/2008     1,525,000       1,705,880
  New York City, New York, General Obligation, Unrefunded
    Balance, Series A                                         7.750     08/15/2014       335,000         372,979
  New York City, New York, Industrial Special Facility,
    Terminal One Group Association Project                    6.000     01/01/2015     2,500,000       2,496,825
  New York City, New York, Prerefunded, Series A              7.750     08/15/2015     7,980,000       9,163,434
  New York State Care Facilities, New York Hospital,
    Series A                                                  6.800     08/15/2024     3,800,000       4,181,976
  New York State Dormitory Authority Revenue, City
    University Educational Facilities                         6.000     07/01/2026     9,500,000       9,424,095
  New York State Dormitory Authority Revenue, City
    University Educational Facilities (FGIC)                  7.000     07/01/2009     3,780,000       4,447,019
  New York State Dormitory Authority Revenue, City
    University Educational Facilities (FGIC)                  5.375     07/01/2014     1,000,000         984,810
  New York State Dormitory Authority Revenue, Mental
    Health Facility (MBIA)                                    5.125     02/15/2021     7,535,000       7,064,213
  New York State Dormitory Authority Revenue, State
    University Educational Facilities, Refunding, Series B    7.500     05/15/2011    10,500,000      12,274,815
  New York State Dormitory Authority Revenue, State
    University Educational Facilities, Series B (FGIC)        5.250     05/15/2013     9,500,000       8,947,385
  New York State Dormitory Authority Revenue, State
    University Educational Facilities, Series B               5.250     05/15/2019     3,850,000       3,535,956
  New York State Dormitory Authority Revenue, State
    University Educational Facilities, Series C               7.375     05/15/2010     1,100,000       1,267,805
  New York State Energy Research and Development
    Authority, Consolidated Edison Project                    7.750     01/01/2024     7,400,000       7,721,678
  New York State Energy Research and Development
    Authority, Gas Facilities Revenue, Brooklyn Union Gas
    Company Project, Series A                                 5.500     01/01/2021     1,000,000         977,880
  New York State Environmental Facilities Corporation,
    State Water Pollution Control (New York City Water
    Finance Authority) Series E                               6.875     06/15/2010     5,000,000       5,489,450
  New York State Local Government Assistance Corporation,
    Series C                                                  5.500     04/01/2017     2,000,000       1,997,220
  New York State Local Government Assistance Corporation,
    Series D                                                  6.750     04/01/2021       900,000       1,005,462
  New York State Medical Care Facilities, Finance Agency
    Revenue (AMBAC)                                           6.375     11/15/2019     2,255,000       2,388,947
  New York State Medical Care Facilities, Finance Agency
    Revenue (FGIC)                                            6.375     08/15/2014     2,900,000       3,072,463
  New York State Medical Care Facilities, Finance Agency
    Revenue, Health Center Projects, Series A                 6.375     11/15/2019     1,250,000       1,311,275


PAGE 17
--------------------


SCHEDULE OF INVESTMENTS--December 31, 1996

                                                              Coupon     Maturity     Principal        Market
                                                               Rate        Date         Amount          Value
----------------------------------------------------------    ------    ----------    ----------   --------------
NEW YORK (continued)
  New York State Medical Care Facilities, Finance Agency
    Revenue, New York Hospital, Series A                       6.750%   08/15/2014   $ 2,000,000     $ 2,194,560
  New York State Medical Care Facilities, Finance Agency
    Revenue, Series A                                          7.700    02/15/2009     5,300,000       5,986,880
  New York State Mortgage Agency, Homeowner Mortgage,
    Series 27                                                  6.900    04/01/2015     4,500,000       4,792,545
  New York State Mortgage Agency, Series A                     6.875    04/01/2017     1,565,000       1,580,321
  New York State Power Authority Revenue and General
    Purpose Revenue                                            7.000    01/01/2018     1,125,000       1,301,479
  New York State Urban Development Corporation Revenue,
    Correctional Capital Facilities, Series 6                  5.375    01/01/2025     4,690,000       4,289,005
  New York State Urban Development Corporation Revenue,
    Correctional Facilities, Refunding, Series A               6.500    01/01/2010    15,920,000      17,052,549
  New York State Urban Development Corporation Revenue,
    Correctional Facilities, Series A                          6.500    01/01/2009       575,000         618,821
  New York State Urban Development Corporation Revenue,
    Correctional Facilities, Series A                          7.500    04/01/2011     9,500,000      10,764,165
  New York, New York, Unrefunded Balance, Series A             7.750    08/15/2015       270,000         300,375
  Niagara Falls, New York, Public Improvement (MBIA)           7.500    03/01/2014       300,000         369,879
  Port Authority, New York and New Jersey, Consolidated
    104th Series (AMBAC)                                       4.750    01/15/2026     3,000,000       2,632,500
  Port Authority, New York and New Jersey, Special
    Obligation Revenue                                         6.750    10/01/2011     4,500,000       4,641,120
  Triborough Bridge and Tunnel Authority, New York,
    General Purpose, Series X                                  6.625    01/01/2012    12,750,000      14,565,855
OHIO
  Adams County, Ohio Valley Local School District              7.000    12/01/2015     2,000,000       2,378,960
  Cleveland, Ohio, Parking Facilities Revenue (MBIA)           5.500    09/15/2022     7,430,000       7,369,446
  Cleveland, Ohio, Public Power Systems, First Mortgage,
    Series A (MBIA)                                            7.000    11/15/2016     7,000,000       8,070,370
  Cleveland, Ohio, Public Power Systems, First Mortgage,
    Series A (MBIA)                                            7.000    11/15/2024     1,000,000       1,163,470
  Columbus, Ohio, General Obligation                          12.375    02/15/2006     1,285,000       1,963,313
  Montgomery County, Ohio, Hospital Revenue, Kettering
    Medical Center (MBIA)                                      6.250    04/01/2020     1,500,000       1,642,440
  Ohio State Building Authority, State Facilities, Adult
    Correctional, Series A (AMBAC)                             5.500    04/01/2016     2,000,000       1,998,960
  Ohio State Higher Educational Facility Commission (MBIA)     6.125    11/15/2017     1,000,000       1,055,870
  Ohio State Housing Finance Agency, Single Family
    Mortgage Revenue, Series C (GNMA)                          9.000    09/01/2018    10,000,000      11,120,500
  Ohio State Turnpike Commission, Turnpike Revenue,
    Series A (MBIA)                                            5.500    02/15/2026     5,000,000       4,914,950
  Ohio State Water Development Authority (AMBAC)               9.375    12/01/2018        30,000          30,975
OKLAHOMA
  Oklahoma State Industrial Authority, Baptist Medical
    Center                                                     7.000    08/15/2014     2,250,000       2,493,495
OREGON
  Oregon Health Sciences University, Revenue Bonds,
    Series A                                                   5.250    07/01/2025     5,000,000       4,671,900
  Western Generation Agency, Oregon, Wauna Cogeneration
    Project, Series B (c)                                      7.400    01/01/2016     3,300,000       3,447,213

                                                                                            (continued on next page)

PAGE 18
--------------------
Keystone Tax Free Fund

SCHEDULE OF INVESTMENTS--December 31, 1996

                                                              Coupon     Maturity     Principal        Market
                                                               Rate        Date         Amount          Value
----------------------------------------------------------    ------    ----------    ----------   --------------
PENNSYLVANIA
  Allegheny County, Pennsylvania, Sewer Revenue Refunding
    (FGIC) (effective yield 6.10%) (b)                        0.000%    06/01/2015    $2,500,000     $  866,700
  Beaver County, Pennsylvania, Industrial Development
    Authority, Ohio Edison Project, Series A                  7.750     09/01/2024        80,000         83,880
  Beaver County, Pennsylvania, Ohio Edison (FGIC)             7.000     06/01/2021     4,390,000      4,736,371
  Delaware County, Pennsylvania, Hospital Revenue, Crozier
    Chester Medical Center (Pre-refunded)                     7.500     12/15/2020     2,545,000      2,875,366
  Delaware County, Pennsylvania, Industrial Development
    Authority                                                 7.375     04/01/2021       500,000        542,225
  Delaware County, Pennsylvania, Industrial Development
    Authority, Resource Recovery Project, Series A (LOC
    Security Pacific)                                         8.100     12/01/2013     7,500,000      7,843,575
  Lebanon County, Pennsylvania, Good Samaritan Hospital
    Authority, Project Revenue                                6.000     11/15/2018     2,000,000      1,956,640
  McKeesport, Pennsylvania, Hospital Authority Revenue,
    McKeesport Hospital                                       6.500     07/01/2008       875,000        877,380
  Montgomery County, Pennsylvania, Industrial Development
    and Pollution Control, Philadelphia Electric Company      7.600     04/01/2021       900,000        965,151
  North Penn, Pennsylvania, Water Authority (FGIC)            6.875     11/01/2019     2,500,000      2,860,700
  Pennsylvania Economic Development Financing Authority,
    Resources Recovery, Northampton Project (c)               6.400     01/01/2009     9,500,000      9,405,570
  Pennsylvania Economic Development Financing Authority,
    Resources Recovery, Northampton Project (c)               6.500     01/01/2013     4,000,000      3,954,680
  Pennsylvania Economic Development Financing Authority,
    Resources Recovery, Northampton Project (c)               6.600     01/01/2019     3,800,000      3,751,322
  Pennsylvania Housing Finance Agency, Multi-Family,
    Section 8                                                 8.200     07/01/2024     8,000,000      8,547,120
  Pennsylvania Housing Finance Agency, Residential
    Development, Section 8, Series A                          7.600     07/01/2013     5,545,000      5,936,532
  Pennsylvania Housing Finance Agency, Single Family
    Mortgage, Series P                                        8.000     04/01/2016     3,000,000      3,081,390
  Pennsylvania Housing Finance Agency, Single Family
    Mortgage, Series T                                        7.750     10/01/2009     4,000,000      4,185,920
  Pennsylvania Housing Finance Agency, Single Family
    Mortgage, Series V                                        7.800     04/01/2016     3,950,000      4,097,177
  Pennsylvania Intergovernmental Cooperative Authority,
    Philadelphia Funding (FGIC)                               6.750     06/15/2021     1,910,000      2,158,854
  Pennsylvania State Higher Educational Facilities
    Authority, Allegheny General Hospital, Series A           7.125     09/01/2007     4,000,000      4,355,040
  Pennsylvania State Higher Educational Facilities
    Authority, Thomas Jefferson University, Series A          6.625     08/15/2009       150,000        163,605
  Pennsylvania State Industrial Development Authority         7.000     01/01/2006       500,000        573,780
  Philadelphia, Pennsylvania, Hospital and Higher
    Education Facilities, Albert Einstein Medical Center      7.625     04/01/2011     2,350,000      2,490,459
  Philadelphia, Pennsylvania, Hospital and Higher
    Education Facilities, Albert Einstein Medical Center      7.000     10/01/2021     3,000,000      3,181,260
  Philadelphia, Pennsylvania, Hospital and Higher
    Education Facilities, Community College, Series B
    (MBIA)                                                    6.500     05/01/2007       280,000        309,117


PAGE 19
--------------------


SCHEDULE OF INVESTMENTS--December 31, 1996

                                                              Coupon     Maturity     Principal        Market
                                                               Rate        Date         Amount          Value
----------------------------------------------------------    ------    ----------    ----------   --------------
PENNSYLVANIA (continued)
  Philadelphia, Pennsylvania, Municipal Development
    Authority, Criminal Justice Center, Series A (MBIA)        7.100%   11/15/2006   $ 4,095,000     $ 4,575,466
  Philadelphia, Pennsylvania, Water and Wastewater, Linked
    Bull/Bear Forward BPO (FGIC) (d)                          10.000    06/15/2005    10,000,000      13,293,600
  Philadelphia, Pennsylvania, Water and Wastewater (MBIA)      6.250    08/01/2012     1,750,000       1,906,887
  Pittsburgh, Pennsylvania, Urban Redevelopment Authority,
    Multi-Family Housing Mortgage, 1985 Series A               9.250    12/01/2027     3,175,000       3,307,842
  Sayre, Pennsylvania, Health Care Facilities Authority,
    Guthrie Healthcare, Series A                               7.100    03/01/2017     6,350,000       6,849,872
  Westmoreland County, Pennsylvania, Municipal Authority,
    Capital Appreciation, Series C (effective yield 5.69%)
    (b)                                                        0.000    08/15/2015     5,000,000       1,738,050
PUERTO RICO
  Puerto Rico Commonwealth Aquaduct and Sewer Authority
    Revenue Bond                                               5.000    07/01/2019     6,000,000       5,463,780
  Puerto Rico Commonwealth Highway and Transportation
    Authority Revenue, Series Y (FSA)                          5.250    07/01/2015       500,000         487,810
  Puerto Rico Commonwealth, General Obligation, Linked BPO
    (MBIA) (d)                                                 7.000    07/01/2010    13,300,000      15,519,105
  Puerto Rico Commonwealth, General Obligation, Linked BPO
    (AMBAC) (d)                                                7.000    07/01/2010     5,000,000       5,834,250
  Puerto Rico Commonwealth, General Obligation, Refunding      6.450    07/01/2017     3,000,000       3,206,790
  Puerto Rico Electric Power Authority, Refunding,
    Series S                                                   7.000    07/01/2007     2,000,000       2,270,040
  Puerto Rico Electric Power Authority, Series Y (MBIA)        6.500    07/01/2006     4,000,000       4,509,760
  Puerto Rico Industrial, Tourist, Educational, Medical,
    Environmental Control Facilities Finance Authority
    (MBIA)                                                     6.250    07/01/2024     1,500,000       1,578,945
  Puerto Rico Industrial, Tourist, Educational, Medical,
    Environmental Control Facilities Finance Authority         5.500    08/01/2024     1,000,000         879,320
  Puerto Rico Public Buildings Authority, Guaranteed
    Public Education
    and Health Facilities, Series M                            5.700    07/01/2009     1,800,000       1,857,888
  Puerto Rico Public Buildings Authority, Guaranteed
    Public Education and Health Facilities, Series M, Step
    Bond (effective yield 5.74%) (b)                           3.750    07/01/2016     6,250,000       5,779,875
RHODE ISLAND
  Rhode Island State Health and Educational Building
    Corporation, Hospital Financing Revenue, Roger
    Williams General Hospital                                  9.500    07/01/2016     5,710,000       5,819,575
SOUTH CAROLINA
  South Carolina State Ports Authority, Ports Revenue
    (AMBAC)                                                    6.750    07/01/2021     9,000,000       9,604,980
  South Carolina State Public Services Authority, Fixed
    Option Bonds (MBIA)                                        5.342    06/30/2006    10,400,000      10,508,160
TENNESSEE
  Bristol, Tennessee, Health and Education Authority,
    Bristol Memorial Hospital (FGIC)                           6.750    09/01/2010     4,200,000       4,820,676
  Knox County, Tennessee, Health and Educational
    Facilities, Fort Sanders Hospital Alliance, Series B
    (MBIA)                                                     7.250    01/01/2010     7,000,000       8,253,630
  Knox County, Tennessee, Health and Educational
    Facilities, Fort Sanders Hospital Alliance, Series C
    (MBIA)                                                     5.250    01/01/2015     3,500,000       3,373,195

                                                                                            (continued on next page)

PAGE 20
--------------------
Keystone Tax Free Fund

SCHEDULE OF INVESTMENTS--December 31, 1996

                                                              Coupon     Maturity     Principal        Market
                                                               Rate        Date         Amount          Value
----------------------------------------------------------    ------    ----------    ----------   --------------
TENNESSEE (continued)
  Metro Government, Nashville & Davidson Counties,
    Tennessee, Step Bond (FGIC) (effective yield 4.26%)
    (b)                                                       0.000%    01/01/2012   $ 9,000,000     $ 9,716,220
  Tennessee Housing Development Authority, Home Ownership
    Program, Issue H                                          7.825     07/01/2015     5,655,000       5,782,860
TEXAS
  Alliance Airport Authority Income, Texas, Federal
    Express Corporation Project                               6.375     04/01/2021    14,500,000      14,525,375
  Austin, Texas, Utility Systems Capital Appreciation
    (AMBAC) (effective yield 6.80%) (b)                       0.000     11/15/2011    12,000,000       5,221,200
  Bexar, Texas, Metropolitan Water District Waterworks
    Systems, Prerefunded (AMBAC)                              6.625     05/01/2014     1,825,000       2,026,133
  Bexar, Texas, Metropolitan Water District Waterworks
    Systems, Unrefunded Balance (AMBAC)                       6.625     05/01/2014        25,000          26,839
  Brazos River Authority, Texas Revenue Refunding, Houston
    Light and Power Company, Project C                        8.100     05/01/2019     8,500,000       9,061,935
  Brownsville, Texas, Utility System Revenue (MBIA)           6.250     09/01/2014     2,400,000       2,632,848
  Cypress-Fairbanks, Texas, Independent School District,
    Capital Appreciation, Series A (effective yield 6.03%)
    (b)                                                       0.000     02/15/2013     6,675,000       2,707,981
  Fort Bend County, Texas, Levee Improvement (MBIA)           6.900     09/01/2020     1,165,000       1,277,224
  Fort Bend County, Texas, Levee Improvement District # 11
    (MBIA)                                                    6.900     09/01/2018     1,245,000       1,364,931
  Fort Bend County, Texas, Levee Improvement District # 11
    (MBIA)                                                    6.900     09/01/2019     1,000,000       1,093,040
  Harris County, Texas, Flood Control District (effective
    yield 7.20%) (b)                                          0.000     10/01/2006     7,000,000       3,798,200
  Harris County, Texas, Health Facilities Development
    Corporation                                               6.600     06/01/2014     5,000,000       5,225,900
  Harris County, Texas, Health Facilities Development
    Corporation, Hermann Hospital Project (MBIA)              6.375     10/01/2017     2,480,000       2,623,344
  Harris County, Texas, Health Facilities, Memorial
    Hospital System                                           7.125     06/01/2015     2,525,000       2,714,956
  Harris County, Texas, Senior Lien, Toll Road, Series A
    (MBIA)                                                    6.375     08/15/2024     4,000,000       4,307,080
  Harris County, Texas, Toll Road                             7.000     08/15/2010     3,000,000       3,504,660
  Houston, Texas, Airport System Revenue, Senior Lien         8.200     07/01/2017     4,565,000       4,885,189
  Houston, Texas, General Obligation                          7.000     03/01/2008    15,000,000      17,460,000
  Houston, Texas, Hotel Occupancy Tax, Refunding, Senior
    Lien, Revenue Bonds                                       5.500     07/01/2015     3,000,000       2,982,420
  Houston, Texas, Water and Sewer System Revenue,
    Refunding, Junior Lien, Series C (effective yield
    6.85%) (b)                                                0.000     12/01/2010     2,700,000       1,257,930
  Houston, Texas, Water and Sewer System Revenue, Series C
    (effective yield 6.90%) (b)                               0.000     12/01/2011    13,000,000       5,699,980
  Lower Colorado River Authority, Texas, Series B (AMBAC)
    (effective yield 7.05%) (b)                               0.000     01/01/2005     2,135,000       1,436,492
  Northwest Texas, Independent School District, Capital
    Appreciation (AMBAC) (effective yield 7.28%) (b)          0.000     08/15/2010     3,690,000       1,744,853
  Rio Grande Valley, Texas, Health Facilities Corporation,
    Hospital Revenue, Baptist Medical Center Project
    (MBIA)                                                    8.000     08/01/2017     1,085,000       1,159,355


PAGE 21
--------------------


SCHEDULE OF INVESTMENTS--December 31, 1996

                                                              Coupon     Maturity     Principal        Market
                                                               Rate        Date         Amount          Value
----------------------------------------------------------    ------    ----------    ----------   --------------
TEXAS (continued)
  Tarrant County, Texas, Health Facilities Development
    Revenue, Harris Methodist Health System, Series A
    (AMBAC)                                                    5.125%   09/01/2018   $ 5,000,000     $ 4,638,300
  Tarrant County, Texas, Housing Finance Corporation,
    Series A (MBIA) (effective yield 11.00%) (b)               0.000    09/15/2016     6,415,000       2,010,397
  Texas Housing Agency, Residential Development, Series D      8.400    01/01/2021     4,085,000       4,260,369
  Texas Housing Agency, Single Family Mortgage                 8.200    03/01/2016     2,525,000       2,590,423
  Texas Municipal Power Agency, Capital Appreciation
    (effective yield 9.62%) (b)                                0.000    09/01/2008     4,500,000       2,426,670
  Texas Municipal Power Agency (effective yield 9.13%) (b)     0.000    09/01/2006     4,455,000       2,721,426
  Texas Municipal Power Agency, Refunding Bonds (MBIA)         5.250    09/01/2012       175,000         170,933
  Texas Municipal Power Agency, Revenue Bonds                  6.100    09/01/2009       130,000         140,574
  Texas State, Linked RIBs/SAVRs (d)                           6.200    09/30/2011     5,000,000       5,377,350
  Titus County, Texas, Water District #1, Southwest
    Electric Power                                             8.200    08/01/2011     9,000,000      10,296,090
  Tomball, Texas, Hospital Authority, Tomball Regional
    Hospital                                                   6.125    07/01/2023    11,000,000      10,698,270
  University of Texas, University Revenues, Prerefunded
    Balance, Series B                                          6.750    08/15/2013       705,000         781,796
  University of Texas, University Revenues, Unrefunded
    Balance, Series B                                          6.750    08/15/2013     1,475,000       1,604,240
  Waller, Texas, General Obligation, Independent School
    District                                                   5.250    02/15/2021     3,450,000       3,278,086
UTAH
  Intermountain Power Agency, Utah, Power Supply, Series B    10.375    07/01/2011     3,000,000       3,593,820
  Intermountain Power Agency, Utah, Power Supply, Series C
    (effective yield 21.29%) (b)                               0.000    07/01/2020     6,500,000       1,033,240
  Intermountain Power Agency, Utah, Power Supply, Series D     8.375    07/01/2012     3,020,000       3,151,189
  Intermountain Power Agency, Utah, Power Supply,
    Series G, Step Bond (effective yield 7.65%) (b)            0.000    07/01/2012    24,350,000      24,311,040
  Murray City, Utah, Hospital Revenue, Health Services
    Incorporated (MBIA)                                        4.750    05/15/2020     4,145,000       3,605,611
  Utah State Housing Finance Agency, Single Family
    Mortgage, Series C 2                                       7.950    07/01/2010       325,000         344,058
VERMONT
  Vermont Housing Finance Agency, Single Family, Series 1      8.150    05/01/2025     1,485,000       1,566,526
VIRGINIA
  Fairfax County, Virginia, Industrial Development
    Authority                                                  5.000    08/15/2023     9,355,000       8,463,375
  Fredericksburg, Virginia, Industrial Development
    Authority, Hospital Facilities Revenue, Medicorp
    Health System Obligation (AMBAC)                           5.250    06/15/2023     3,500,000       3,309,075
  Hampton Roads, Virginia, Regional Jail Authority,
    Regional Jail Facilities Revenue, Series A (MBIA)          5.625    07/01/2016     5,850,000       5,904,288
  Pittsylvania County, Virginia, Industrial Development
    Authority, Series A (c)                                    7.450    01/01/2009     2,000,000       2,089,560
  Virginia State Housing Development Authority,
    Residential Mortgage, Series B (effective yield
    10.62%) (b)                                                0.000    09/01/2014       790,000         126,866
  Virginia State Transportation Board Revenue, North
    Virginia Transportation District, Series A                 5.125    05/15/2016     2,600,000       2,493,270
  Winchester, Virginia, Industrial Development Hospital
    Revenue, Winchester Medical Center (AMBAC)                 6.150    01/01/2015     2,300,000       2,170,303

                                                                                            (continued on next page)

PAGE 22
--------------------
Keystone Tax Free Fund

SCHEDULE OF INVESTMENTS--December 31, 1996

                                                              Coupon     Maturity     Principal        Market
                                                               Rate        Date         Amount          Value
----------------------------------------------------------    ------    ----------    ----------   --------------
VIRGINIA (continued)
  Winchester, Virginia, Industrial Development Hospital
    Revenue, Winchester Medical Center (AMBAC)                6.300%    01/01/2015   $ 3,200,000   $    3,033,024
WASHINGTON
  Tacoma, Washington, Electric Systems Revenue, Linked
    RIBs/SAVRs (AMBAC) (d)                                    6.514     01/02/2015    12,000,000       12,747,480
  Washington Public Power Supply System, Nuclear Project
    #3 (effective yield 10.09%) (b)                           0.000     07/01/2012     4,000,000        1,642,680
  Washington State General Obligation, Series A               5.375     07/01/2021    10,000,000        9,664,000
  Washington State General Obligation, Series B               5.500     05/01/2018    14,000,000       13,946,240
  Washington State Health Care Facilities Authority,
    Multi-Care Medical Center of Tacoma (FGIC)                7.875     08/15/2011     1,300,000        1,393,132
WISCONSIN
  Wisconsin Health and Education Facilities Authority,
    Bellin Memorial Hospital, Incorporated (Pre-refunded)     7.625     04/01/2019     5,000,000        5,452,500
  Wisconsin Housing and Economic Development Authority,
    Home Ownership                                            8.000     03/01/2021     1,195,000        1,248,883
  Wisconsin State, General Obligation, Series 2               5.125     11/01/2011     5,000,000        4,938,500
WYOMING
  Wyoming Community Development Authority, Housing
    Revenue, Series 5                                         6.250     06/01/2027    10,000,000       10,021,300
  Wyoming Community Development Authority, Single Family
    Mortgage, Series B                                        8.125     06/01/2021     2,610,000        2,737,759
----------------------------------------------------------    ------    ----------    ----------   --------------
TOTAL MUNICIPAL BONDS (Cost--$1,448,532,894)                                                        1,527,775,935
----------------------------------------------------------    ------    ----------    ----------   --------------
TEMPORARY TAX-EXEMPT INVESTMENTS (1.0%)
  California Health Facilities Financing Authority
    Revenue, St. Joseph Health, Series A (a)                  5.000     07/01/2013       295,000          295,000
  Dade County, Florida, Water & Sewer System Revenue
    (FGIC) (a)                                                4.000     10/05/2022     2,235,000        2,235,000
  Los Angeles County, California, Pension, Series C (a)       3.900     06/30/2007       975,000          975,000
  Massachusetts State Health and Educational Facilities
    Authority Revenue, Capital Assets Program, Series D
    (MBIA) (a)                                                4.900     01/01/2035     2,240,000        2,240,000
  Missouri State Health and Educational Facilities
    Authority Revenue, Christian Health Services, Series B
    (a)                                                       4.050     12/01/2019     1,635,000        1,635,000
  New York City, New York, General Obligation, Series B,
    Subseries B3 (a)                                          5.000     08/15/2004       160,000          160,000
  New York City, New York, General Obligation, Subseries
    A8 (a)                                                    5.000     06/15/2024         5,000            5,000
  Peninsula Ports Authority, Virginia, Ports Authority
    Revenue (a)                                               5.000     12/01/2005     2,000,000        2,000,000
  Perry County, Mississippi, Pollution Control Revenue,
    Leaf River Forest Project (a)                             5.000     03/01/2002     2,000,000        2,000,000
  Sayre, Pennsylvania, Health Care Facilities Authority
    Revenue, Series K (AMBAC) (a)                             4.000     12/01/2020     1,495,000        1,495,000
  Uinta County, Wyoming, Pollution Control Revenue,
    Chevron USA Incorporated Project (a)                      5.000     08/15/2020     1,000,000        1,000,000


PAGE 23
--------------------


SCHEDULE OF INVESTMENTS--December 31, 1996

                                                              Coupon     Maturity     Principal        Market
                                                               Rate        Date         Amount          Value
----------------------------------------------------------    ------    ----------    ----------   --------------
TEMPORARY TAX-EXEMPT INVESTMENTS (continued)
  Washington State Health Care Facilities Authority
    Revenue, Sisters of Providence, Series D (a)              5.000%    10/01/2005     $850,000    $      850,000
----------------------------------------------------------    ------    ----------    ----------   --------------
TOTAL TEMPORARY TAX-EXEMPT INVESTMENTS (Cost--$14,890,000)                                             14,890,000
----------------------------------------------------------    ------    ----------    ----------   --------------
TOTAL INVESTMENTS (Cost--$1,463,422,894) (e)                                                        1,542,665,935
OTHER ASSETS AND LIABILITIES--NET (1.0%)                                                               15,219,857
----------------------------------------------------------    ------    ----------    ----------   --------------
NET ASSETS (100.0%)                                                                                $1,557,885,792
----------------------------------------------------------    ------    ----------    ----------   --------------

(a) Security is a variable or floating rate instrument with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent.
(b) Effective yield (calculated at date of purchase) is the annual yield at which the bond accretes until its maturity date.
(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as mended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(d) At the discretion of the portfolio manager, these securities may be separated into securities with interest or principal payments that are linked to another rate or index and therefore would be considered derivative securities (see Note 1).
(e) The cost of investments for federal income tax purposes amounted to $1,463,520,567. Gross unrealized appreciation and unrealized depreciation of investments, based on identified tax cost, at December 31, 1996 are as follows:

Gross unrealized appreciation      $86,747,523
Gross unrealized depreciation       (7,602,155)
                                  -------------
Net unrealized appreciation        $79,145,368
                                  -------------

Legend of Portfolio Abbreviations:
AMBAC--American Municipal Bond Assurance Corp.
ETM--Escrowed to Maturity
FGIC--Federal Guaranty Insurance Co.
FSA--Financial Security Assurance
GNMA--Government National Mortgage Association
LOC--Line of Credit
MBIA--Municipal Bond Investors Assurance Corp.
BPO--Bond Payment Obligation
SAVRs--Select Auction Variable Rate Securities
RIBs--Residual Interest Bonds
ACES--Auction Rate Securities

See Notes to Financial Statements.

PAGE 24
--------------------
Keystone Tax Free Fund

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each year)

                                                               Year Ended December 31,
                                       1996         1995         1994         1993         1992          1991
 ================================    =========    =========    =========    =========    =========   ===========
Net asset value beginning of
  year                              $     7.86   $     7.10   $     8.12   $     8.04   $     8.07    $     7.90
 --------------------------------      -------      -------      -------      -------      -------     ---------
Income from investment
  operations:
Net investment income                     0.41         0.41         0.37         0.39         0.46          0.46
Net realized and unrealized gain
  (loss) on investments and
  closed futures contracts               (0.17)        0.74        (0.96)        0.48         0.12          0.36
 --------------------------------      -------      -------      -------      -------      -------     ---------
Total from investment operations          0.24         1.15        (0.59)        0.87         0.58          0.82
 --------------------------------      -------      -------      -------      -------      -------     ---------
Less distributions from:
Net investment income                    (0.39)       (0.39)       (0.37)       (0.39)       (0.46)        (0.46)
In excess of net investment
  income                                  0.00         0.00        (0.06)       (0.06)       (0.04)        (0.07)
Net realized gain on investments          0.00         0.00         0.00        (0.33)       (0.11)        (0.12)
In excess of net realized gain
  on investments                          0.00         0.00         0.00        (0.01)        0.00          0.00
 --------------------------------      -------      -------      -------      -------      -------     ---------
Total distributions                      (0.39)       (0.39)       (0.43)       (0.79)       (0.61)        (0.65)
 --------------------------------      -------      -------      -------      -------      -------     ---------
Net asset value end of year         $     7.71   $     7.86   $     7.10   $     8.12   $     8.04    $     8.07
 ================================      =======      =======      =======      =======      =======     =========
Total Return (b)                          3.15%       16.61%       (7.34%)      11.15%        7.55%        10.80%
 ================================      =======      =======      =======      =======      =======     =========
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                           0.87%(c)     0.95%(c)     1.55%        1.66%        1.38%         1.75%
 Net investment income                    5.34%        5.41%        4.92%        4.72%        5.71%         5.78%
Portfolio turnover rate                     69%          56%          84%          76%          78%           77%
 --------------------------------      -------      -------      -------      -------      -------     ---------
Net assets end of year
  (thousands)                       $1,557,886   $1,204,468   $1,197,727   $1,548,503   $1,453,199    $1,146,185
 ================================      =======      =======      =======      =======      =======     =========

                                                  Year Ended December 31,
                                     1990 (a)       1989         1988          1987
 ================================    =========    =========    =========   ===========
Net asset value beginning of
  year                              $     8.06    $   8.18     $   8.09      $   8.85
 --------------------------------      -------      -------      -------     ---------
Income from investment
  operations:
Net investment income                     0.52        0.57         0.55          0.56
Net realized and unrealized gain
  (loss) on investments and
  closed futures contracts               (0.01)       0.15         0.30         (0.58)
 --------------------------------      -------      -------      -------     ---------
Total from investment operations          0.51        0.72         0.85         (0.02)
 --------------------------------      -------      -------      -------     ---------
Less distributions from:
Net investment income                    (0.52)      (0.60)       (0.63)        (0.64)
In excess of net investment
  income                                 (0.03)       0.00         0.00          0.00
Net realized gain on investments         (0.12)      (0.24)       (0.13)        (0.10)
In excess of net realized gain
  on investments                          0.00        0.00         0.00          0.00
 --------------------------------      -------      -------      -------     ---------
Total distributions                      (0.67)      (0.84)       (0.76)        (0.74)
 --------------------------------      -------      -------      -------     ---------
Net asset value end of year         $     7.90    $   8.06     $   8.18      $   8.09
 ================================      =======      =======      =======     =========
Total Return (b)                          6.66%       9.11%       10.89%        (0.14%)
 ================================      =======      =======      =======     =========
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                           1.18%       1.23%        1.79%         1.70%
 Net investment income                    6.54%       6.94%        6.74%         6.80%
Portfolio turnover rate                     64%         69%          61%           43%
 --------------------------------      -------      -------      -------     ---------
Net assets end of year
  (thousands)                       $1,060,826    $901,912     $903,132      $894,768
 ================================      =======      =======      =======     =========

(a) Calculation based on average shares outstanding.

(b) Excluding applicable sales charges.

(c) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.86% and 0.94% for the years ended December 31, 1996 and 1995, respectively.

See Notes to Financial Statements.

PAGE 25
--------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets (Note 2)
  Investments at market value
    (identified cost--$1,463,422,894)                  $1,542,665,935
  Receivable for:
   Investments sold                                         3,000,875
   Fund shares sold                                           161,661
   Interest                                                25,970,285
  Other assets                                                166,675
-------------------------------------------------        ----------
    Total assets                                        1,571,965,431
-------------------------------------------------        ----------
Liabilities (Note 2)
  Payable for:
   Investments purchased                                    4,919,751
   Fund shares redeemed                                     2,049,565
   Distributions to shareholders                            6,333,173
  Accrued Trustees' fees and expenses                           3,006
  Other accrued expenses                                      774,144
-------------------------------------------------        ----------
    Total liabilities                                      14,079,639
-------------------------------------------------        ----------
Net assets                                             $1,557,885,792
-------------------------------------------------        ----------
Net assets represented by
  Paid-in capital                                      $1,489,589,329
  Undistributed net investment income                       2,957,507
  Accumulated net realized loss on investments and
    closed futures contracts                              (13,904,085)
  Net unrealized appreciation on investments               79,243,041
-------------------------------------------------        ----------
    Total net assets                                   $1,557,885,792
-------------------------------------------------        ----------
Net asset value per share (Note 2)
  Net asset value of $1,557,885,792 / 201,937,602
    outstanding shares of beneficial interest          $         7.71
=================================================        ==========



STATEMENT OF OPERATIONS
Year Ended December 31, 1996

Investment income
  Interest                                                 $ 97,670,668
------------------------------------       ---------        ----------
Expenses (Notes 4, 5 and 6)
  Investment management fee               $  6,642,609
  Distribution Plan expenses                 4,706,968
  Transfer agent fees                        1,591,303
  Other administrative service fees            666,547
  Trustees' fees and expenses                   48,506
  Reimburseable accounting expenses             19,501
------------------------------------       ---------        ----------
   Total expenses                           13,675,434
  Less: Expenses paid indirectly              (172,145)
------------------------------------       ---------        ----------
  Net expenses                                               13,503,289
------------------------------------       ---------        ----------
  Net investment income                                      84,167,379
------------------------------------       ---------        ----------
Net realized and unrealized loss on
 investments (Note 3)
  Net realized gain on investments          15,476,735
  Net change in unrealized
    appreciation or depreciation on
    investments (Note 7)                   (48,955,108)
------------------------------------       ---------        ----------
  Net realized and unrealized loss on
    investments                                             (33,478,373)
------------------------------------       ---------        ----------
  Net increase in net assets resulting
    from operations                                        $ 50,689,006
====================================       =========        ==========


See Notes to Financial Statements.

PAGE 26
--------------------
Keystone Tax Free Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                Year Ended December 31,
                                                                               1996                1995
=====================================================================   ================    ==================
Operations
  Net investment income                                                   $   84,167,379      $   65,921,672
  Net realized gain on investments and closed futures contracts               15,476,735           8,930,765
  Net change in unrealized appreciation or depreciation on
    investments                                                              (48,955,108)        113,250,664
-------------------------------------------------------------------        ------------        --------------
   Net increase in net assets resulting from operations                       50,689,006         188,103,101
-------------------------------------------------------------------        ------------        --------------
Distributions to shareholders from net investment income (Note 1)            (79,617,449)        (63,827,615)
-------------------------------------------------------------------        ------------        --------------
Capital share transactions (Notes 2 and 7)
  Shares issued in connection with the acquisition of Keystone
   Tax Exempt Trust                                                          658,278,376                   0
  Proceeds from shares sold                                                  107,614,922         133,114,586
  Payment for shares redeemed                                               (424,558,360)       (283,907,474)
  Net asset value of shares issued in reinvestment of dividends and
    distributions                                                             41,011,255          33,258,548
-------------------------------------------------------------------        ------------        --------------
  Net increase (decrease) in net assets resulting from capital share
    transactions                                                             382,346,193        (117,534,340)
-------------------------------------------------------------------        ------------        --------------
   Total increase in net assets                                              353,417,750           6,741,146
Net assets
  Beginning of year                                                        1,204,468,042       1,197,726,896
-------------------------------------------------------------------        ------------        --------------
  End of year [including undistributed net investment income
    (accumulated distributions in excess of net investment income)
    as follows: 1996--$2,957,507 and 1995--($1,663,086)]                  $1,557,885,792      $1,204,468,042
===================================================================        ============        ==============

See Notes to Financial Statements.

PAGE 27
--------------------

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Keystone Tax Free Fund (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina which in turn is a wholly-owned subsidiary of First Union Corporation ("First Union"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund's investment objective is to provide shareholders with the highest possible current income, exempt from federal income taxes, while preserving capital by investing in high quality municipal bonds.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

Tax-exempt bonds are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Futures Contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts.

  The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

  Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

C. Derivative Securities

The Fund may invest in derivative securities. A derivative security is any investment that derives its value from an underlying security, asset or market index. Greater market fluctuations may result if these securities are leveraged. The Fund invests in these

PAGE 28
--------------------
Keystone Tax Free Fund

types of securities as it is consistent with its investment objectives.

D. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

E. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

F. Distributions

The Fund declares dividends from net investment income daily and distributes such dividends monthly. The Fund distributes net capital gains, if any, at least, annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of market discount on securities.

2. Capital Share Transactions

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Transactions in shares of the Fund were as follows:

                                         Year ended December 31,
                                          1996            1995
 =================================    ============   ==============
Shares issued in connection with
  the acquisition of Keystone Tax
  Exempt Trust (Note 7)                84,656,452          -0-
Shares sold                            14,063,760       17,669,831
Shares redeemed                       (55,439,349)     (37,618,182)
Shares issued in reinvestment of
dividends and distributions             5,361,695        4,437,352
 ---------------------------------    ------------   --------------
Net increase (decrease)                48,642,558      (15,510,999)
 =================================    ============   ==============

3. Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and U.S. government securities) for the year ended December 31, 1996 were $1,379,241,478 and $1,041,052,842, respectively.

  As of December 31, 1996, the Fund has a capital loss carryover for federal income tax purposes of approximately $13,723,000 which expires as follows:
$10,370,000--2002 and $3,353,000--2003.

4. Distribution Plans

The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, the Fund pays its principal underwriter amounts which are calculated and paid monthly.

  Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter. On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of

PAGE 29
--------------------

BISYS Group Inc. At that time, EKD replaced EKIS as the Fund's principal underwriter.

  Under the Distribution Plan, the Fund pays a distribution fee which may not exceed 1.00% of the Fund's average daily net assets, of which 0.75% is used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

  During the year ended December 31, 1996, the Fund received $696,350 in contingent deferred sales charges. Contingent deferred sales charges paid by redeeming shareholders may be paid to EKIS and/or EKD.

  The Distribution Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares. However, after the termination of the Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been earned while the Distribution Plan was in effect.

  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

5. Investment Management Agreement and Other Affiliated Transactions

Under an investment advisory agreement dated December 11, 1996, Keystone serves as the Investment Adviser and Manager to the Fund. Keystone provides the Fund with investment advisory and management services. In return, Keystone is paid a management fee, computed and paid daily, at an annual rate of 2.00% of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining as net assets increase to 0.25% per annum, to the average daily net asset value of the Fund.

  Prior to December 11, 1996, Keystone Management, Inc. ("KMI"), a wholly-owned subsidiary of Keystone, served as Investment Manager to the Fund and provided investment management and administrative services. Under an investment advisory agreement between KMI and Keystone, Keystone served as the Investment Adviser and provided investment advisory and management services to the Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI.

  In providing or obtaining additional operating services, facilities and supplies to the Fund, KMI had incurred administrative expenses of $666,547 which consisted of $533,237 for custodian fees, $18,769 for audit and legal and $114,541 for printing, registration, insurance and other miscellaneous expenses. KMI has been reimbursed for these expenses by the Fund.

  During the year ended December 31, 1996, the Fund paid or accrued $19,501 to Keystone for certain accounting services.

  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6. Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the year ended December 31, 1996, the Fund incurred total custody fees of $533,237 and received a credit of $172,145 pursuant to this expense offset arrangement, resulting in a net custody expense of $361,092. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

7. Fund Reorganization

On February 29, 1996, the Fund acquired the net assets of Keystone Tax Exempt Trust in exchange for

PAGE 30
--------------------
Keystone Tax Free Fund

shares of the Fund pursuant to a plan of reorganization approved by the shareholders of Keystone Tax Exempt Trust on February 29, 1996. The acquisition was accomplished by a tax-free exchange of shares of the Fund for the net assets of Keystone Tax Exempt Trust. The net assets of Keystone Tax Exempt Trust on that date, including $40,609,975 of unrealized appreciation on investments, were combined with the Fund. The aggregate net assets of the Fund and Tax Exempt Trust immediately before the acquisition were $1,142,691,716 and $658,278,376, respectively. The net assets of the Fund immediately after the acquisition were $1,800,970,092.

PAGE 31
--------------------

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Tax Free Fund

We have audited the accompanying statement of assets and liabilities of Keystone Tax Free Fund, including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Tax Free Fund, as of December 31, 1996 the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Boston, Massachusetts
January 31, 1997

PAGE 32
--------------------
Keystone Tax Free Fund

FEDERAL TAX STATUS-FISCAL 1996 DISTRIBUTIONS
(Unaudited)

The per share distributions paid to you for fiscal 1996, whether taken in shares or cash, are as follows:

     Income Dividends
 Tax-exempt       Taxable
------------    -----------
    $0.39          $0.00
============    ===========

In January 1997 complete information on calendar year 1996 distributions was forwarded to you to assist in completing your 1996 federal income tax return.

PAGE 33
--------------------

Additional Information
(Unaudited)

Shareholders of the Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday, December 9, 1996. In addition, next to each proposal are the results of that vote.

1. To elect the following Trustees:

                                Affirmative     Withheld
============================     ===========   ===========
Frederick Amling                144,022,770     4,053,136
Laurence B. Ashkin              143,990,875     4,085,031
Charles A. Austin III           144,085,020     3,990,886
Foster Bam                      143,983,688     4,092,218
George S. Bissell               143,979,383     4,096,523
Edwin D. Campbell               144,015,759     4,060,147
Charles F. Chapin               144,037,486     4,038,420
K. Dun Gifford                  144,088,419     3,987,487
James S. Howell                 143,983,258     4,092,648
Leroy Keith, Jr.                144,096,560     3,979,346
F. Ray Keyser, Jr.              143,988,564     4,087,342
Gerald M. McDonell              144,031,045     4,044,861
Thomas L. McVerry               144,024,241     4,051,665
William Walt Pettit             144,010,323     4,065,583
David M Richardson              144,101,685     3,974,221
Russell A. Salton, III M.D.     144,092,464     3,983,442
Michael S. Scofield             144,026,816     4,049,090
Richard J. Shima                144,066,939     4,008,967
Andrew J. Simons                144,068,774     4,007,132

2. To approve an Investment Advisory and Management Agreement between the Fund and Keystone Investment Management Company.

Affirmative      139,291,841
Against            3,308,095
Abstain            5,475,971

PAGE 34
--------------------
Keystone Tax Free Fund

                             Keystone's Services
                               for Shareholders

    KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.

   EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about your Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.

   ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.

   REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.

   EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.

   ELECTRONIC FUNDS TRANSFER (EFT)--Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.

   CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.

   EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.

   RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.

   Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.

                      THIS PAGE INTENTIONALLY LEFT BLANK

[wrap cover]
                                    KEYSTONE
                                FAMILY OF FUNDS

                                    [diamond]

                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                            International Fund Inc.
                                  Liquid Trust
                           Mid-Cap Growth Fund (S-3)
                         Precious Metals Holdings, Inc.
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                 Tax Free Fund


This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.

[GRAPHIC] Evergreen Keystone Logo

P.O. Box 2121
Boston, Massachusetts 02106-2121

KTF-R-2/97
48M             [recycle symbol]

KEYSTONE

[GRAPHIC] U.S. flag

TAX FREE
FUND

[GRAPHIC] Evergreen Keystone Logo

ANNUAL REPORT
DECEMBER 31, 1996